UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2003

TODHUNTER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13453	59-1284057
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 1500, West Palm Beach, FL		33401
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 655-8977

TODHUNTER INTERNATIONAL, INC.

FORM 8-K

CURRENT REPORT

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Financial Statements of Business Acquired.

Not applicable.

(b)                                 Pro Forma Financial Information.

Not applicable.

(c)                                  Exhibits.

99.1                           Todhunter International, Inc.’s Press Release, dated May 15, 2003.

Item 9.    Regulation FD Disclosure.

                In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under this “Item 9. Regulation FD Disclosure.”

                On May 15, 2003, Todhunter International, Inc. issued an earnings press release for the three-month and six-month periods ended March 31, 2003.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODHUNTER INTERNATIONAL, INC.

Date:	May 15, 2003	By:	/s/ Jay S. Maltby
Jay S. Maltby
Chairman, Chief Executive Officer
And President